BURLINGTON INDUSTRIES EQUITY INC.
                              AMENDED AND RESTATED
                           1992 EQUITY INCENTIVE PLAN


         1. Purpose. The Burlington Industries Equity Inc. 1992 Equity Incentive Plan (the "Plan") is intended to enhance the ability of Burlington Industries Equity Inc., a Delaware corporation (the "Company"), to attract, retain and motivate key executives and employees of the Company, its affiliates or subsidiaries, by providing such persons with an opportunity to obtain a proprietary interest in the Company and by rewarding them for their contribution to the company. The Company believes that providing key executives and employees with such opportunities and rewards serves the best interests of the company's shareholders.

         2.       Definitions.  As used herein:
                  -----------

"Award" means Options, Restricted Shares, Stock Appreciation Rights and Phantom Shares.


"Beneficiary" or "Beneficiaries" means the person or persons designated by a Participant pursuant to the provisions of the Agreement (as defined in Section
6) to receive payments or rights pursuant to such Agreement upon the Participant's death. If no Beneficiary is so designated by a Participant or if no Beneficiary is living at the time a payment is due pursuant to such
Agreement, payments shall be made to the estate of such Participant. The Agreement shall provide a Participant with the right to change the designated Beneficiaries from time to time by written instrument executed by the Participant and filed with the Committee in accordance with such rules as may be specified by the Committee.

"Board" means the Board of Directors of the Company.

"Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

"Committee" means the committee of the Board described in Section 4.

"Common Stock" means the common stock of the Company, par value $ 0.01 per share, or such other class or kind of shares or other securities as may be applicable under Section 12.

"Effective Date" shall be the date on which the Plan is approved by the holders of a majority of the outstanding shares of Common Stock of the Company.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such act, rules or regulations may be amended from time to time.

"Fair Market Value" means the fair market value of a share of Common Stock, as determined in good faith by the Committee, using such methodology as it may deem appropriate.

"Free-Standing Stock Appreciation Right" means a Stock Appreciation Right not granted in tandem with an Option.

"Grant Date" means, with respect to any Award, the date on which such Award was granted.

"Incentive Stock Option" means an Option which is intended to qualify as an incentive stock option under Section 422(b) of the Code.

"Initial Value" means the initial value, if any, of a Phantom Share or Free-Standing Stock Appreciation Right as determined at the time of grant by the Committee in its discretion and as set forth in the applicable Agreement.

"Non-qualified Stock Option" means an Option which is not intended to qualify as an Incentive Stock Option.

"Option" means an option to purchase shares of Common Stock, subject to the terms and conditions provided for in Section 7.

"Option Price" means the exercise price of an Option, as determined at the time of grant by the Committee in its discretion and as set forth in the applicable Agreement; provided, however, that the Option Price for an Incentive Stock Option shall be no less than 100 percent of the Fair Market Value of a share of Common Stock as of the Grant Date; and provided, further, that the Option Price of any Incentive Stock Option shall be subject to the terms set forth in Section 7(a)(iii) hereof.

"Participant" means a key employee of the Company, or one of its subsidiaries or affiliates, who is designated by the Committee to receive an Award under the Plan.

"Phantom Share" means a right whose value is determined with reference to the value of Common Stock or such other measure as may be approved by the Committee, subject to the terms and conditions provided for in Section 10.

"Restricted Shares" means restricted shares of Common Stock, subject to the terms and conditions provided for in Section 9.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

"Stock Appreciation Right" means a right to receive appreciation, if any, in the Fair Market Value of shares of Common Stock, subject to the terms and conditions provided for in Section 8.

"Tandem Stock Appreciation Right" means a Stock Appreciation Right granted in tandem with an Option.

"Window Period" means the 10-business day period in each fiscal quarter of the Company commencing on the third business day following the release for publication of the Company's quarterly or annual sales and earnings for the next preceding fiscal quarter or year, as the case may be, and ending on the twelfth business day following such date of release.

         3. Shares Available for Grant. The number of shares of Common Stock that may be used to settle Awards under the Plan shall not exceed 8% of the number of issued and outstanding shares of Common Stock as of the closing, and after giving effect to, the initial public offering of Common Stock (including the exercise of the underwriters' over-allotment option) pursuant to the Company's Registration Statement (No. 33-45149) filed with the Securities and Exchange Commission. Notwithstanding the foregoing, (i) in calculating the number of shares of Common Stock outstanding for this purpose, any right to convert any stock, bond, note or other right or instrument into Common Stock shall be deemed to have been exercised; (ii) any Awards granted under the Plan that constitute replacements or substitutions for awards granted under the Plan or any other plan of the Company, its affiliates and subsidiaries, or any entity or business that is acquired by the Company, its affiliates or subsidiaries, shall not be counted for the purpose of calculating the number of shares of Common Stock issued or issuable in connection with Awards that are granted under the Plan nor considered newly granted Awards for purposes of Section 14; (iii) the aggregate number of shares of Common Stock subject to Incentive Stock Options which may be granted under the Plan shall not exceed 1,200,000; and (iv) any Awards that have been forfeited or canceled or have expired without the relevant Participant having received value therefor, such as the forfeiture of a Participant's unvested Option upon termination of his service (an "Expired Award") shall not be counted for purposes of determining the number of shares of Common Stock issued or issuable in connection with Awards granted under the Plan. For purposes of clause (iv) above, neither (A) any Award tendered to the Company or withheld by the Company to satisfy tax-withholding requirements nor
(B) any Restricted Share that is forfeited, canceled or expires and with respect to which a Participant received any dividends or "benefits of ownership" (within the meaning of the rules under Section 16(b) of the Exchange Act), shall be deemed an Expired Award.

         Shares of Common Stock issued under the Plan may be authorized and unissued shares or issued and re-acquired shares, as the Committee may from time to time determine.

         4. Administration. The Plan shall be administered by the Committee, which shall be appointed by the Board and which shall consist of two or more members of the Board who, during the time of their service as members of the Committee, qualify with respect to the Plan as "disinterested directors", within the meaning of Rule 16b-3 under the exchange Act. The Committee shall have the authority to interpret and construe the provisions of the Plan and of any agreements under the Plan and make determinations pursuant to any Plan provision or agreement. Each interpretation, determination or other action made or taken pursuant to the Plan by the Committee shall be final, conclusive and binding on all persons.

         5. Grant or Offer of Awards. The Committee shall, from time to time, select and make grants of Awards of offers for the sale of Awards to Participants.

         6. Agreement. The terms and conditions of each grant of Awards shall be embodied in a written agreement (the "Agreement") in a form approved by the Committee which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference. Each Agreement shall:
(a) state the Grant Date of the Award, the number of shares issuable in connection with the Award or the number of Phantom Shares, Free-Standing Stock Appreciation Rights or Restricted Shares related to the Award, as the case may be, and (i) in the case of Options (and any related Tandem Stock Appreciation Rights), the Option Price, (ii) in the case of Restricted Shares, the purchase price, if any, for such Restricted Shares or (iii) in the case of Phantom Shares and Free-Standing Stock Appreciation Rights, the Initial Value thereof, if applicable, and the maximum number of shares of Common Stock that may be issued in connection therewith; (b) specify any applicable vesting schedule; (c) in the case of Options, state whether the Option is intended to qualify as an Incentive Stock Option; (d) provide that Restricted Shares shall only be transferrable after they vest and that all other Awards shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as such term is defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and during the Participant's lifetime shall only be exercisable by or paid to the Participant; (e) provide that shares of Common Stock acquired pursuant to such Award shall not be transferred for six months following the Grant Date of such Award; (f) provide for the treatment of Awards in the event of the termination of the Participant's employment; (g) in the case of a Stock Appreciation Right, provide that such Stock Appreciation Right may be exercised only during a Window Period and may only be exercised six months or more after its Grant Date; (h) in the case of a Phantom Share, provide that such Phantom Share will be payable only on a fixed date (at least six months after the Grant Date) set forth in the Agreement or (at the Committee's discretion and subject to such terms as the Committee may impose) incident to the Participant's death, disability, retirement or termination of employment;
(i) provide such other additional or alternative terms as may, in the Committee's discretion, be advisable to comply with the exemptive relief provided by Rule 16b-3 under the Exchange Act; (j) provide such other terms and conditions, not inconsistent with the Plan, as the Committee may deem advisable;
(k) be signed by the recipient of the Award and a person designated by the Committee; and (l) be delivered to the recipient of the Award.

                  7.       Terms of Options.
                           ----------------

                  (a) Terms of Options Generally. Options may be granted to any Participant to purchase such number of shares of Common Stock as the Committee shall determine in exchange for payment of the Option Price in cash, or, in the discretion of the Committee and to the extent provided in the applicable Agreement, in shares of Common Stock already owned by the Participant, in other property acceptable to the Committee or in any combination of cash, shares of Common Stock or such other property, or in such other manner of settlement of the Option Price as the Committee shall determine. Options granted under the Plan shall comply with the terms and conditions set forth in this Section 7.

                           (i) Vesting. Each Option shall vest and become exercisable as determined by the Committee and as set forth in the applicable Agreement.

                           (ii) Duration of Options. Each Option shall be effective for such term as shall be determined by the Committee and set forth in the Agreement; provided, however, that no Option shall be exercisable beyond the tenth anniversary of the Grant Date of such Option.

                           (iii) Incentive Stock Options Granted to Certain Shareholders. No Incentive Stock Option may be issued pursuant to the terms of the Plan to any individual who, at the time the Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the company or any of its subsidiaries, unless (A) the Option Price determined as of the Grant Date is at least 110 percent of the Fair Market Value on the Grant Date of the shares of Common Stock subject to such Option and
                   (B) the Incentive Stock Option is not exercisable more than five years from the Grant Date thereof.

                  (b) Effect of Exercise on Related Tandem Stock Appreciation Rights. The exercise of an Option shall result in the cancellation of any related Tandem Stock Appreciation Rights on a share-for-share basis.

                  (c) Limitation on Exercise. The Option shall not be exercisable unless the offer and sale of the Common Stock subject to the Option has been registered under the Securities Act, or the Company had determined that an exemption from registration under the Securities Act is available and applicable to the offer and sale of the Common Stock subject to the Option.

                  (d) Delivery of Certificate. As soon as practicable following the exercise of an Option, a certificate in the Participant's name evidencing the appropriate number of shares of Common Stock issued in connection with such exercise shall be delivered to the participant.

         8.       Terms of Stock Appreciation Rights.
                  ----------------------------------

                  (a) Terms of Stock Appreciation Rights Generally. Each Stock Appreciation Right granted under the Plan shall comply with the terms and conditions set forth in this Section 8.

                           (i) Grants of Stock Appreciation  Rights. Each Tandem
                  Stock Appreciation Right shall relate to a specific Option granted under the Plan and in the case of Incentive Stock Options may be granted only concurrently with the Option to which it relates. In the case of Non-qualified Stock Options, Tandem Stock Appreciation Rights may be granted at any time prior to the exercise, termination or expiration of such Option. Free-Standing Stock Appreciation Rights may be granted by the Committee at any time to any Participant.

                           (ii) Vesting, Exercise and Duration of Stock Appreciation Rights. A Tandem Stock Appreciation Right shall be exercisable by a Participant only at such times as the Option to which it relates may be exercised, shall be forfeited when the related Option is forfeited and may expire no later than the expiration of the related Option. Each Free-Standing Stock Appreciation Right shall vest and become exercisable as determined by the Committee and as set forth in the applicable agreement.

                           (iii) Value of Stock  Appreciation  Rights.  A vested
                  Stock Appreciation Right shall entitle a Participant to receive from the Company, upon exercise of the right, an amount (payable in the manner described in Section 8(c)) equal to the Fair Market Value on the exercise date of the Stock Appreciation Right of the total number of shares of Common Stock for which the Stock Appreciation Right is exercised, less (A) in the case of Tandem Stock Appreciation Rights, the Option Price that the Participant would have otherwise been required to pay to purchase such shares had the Option been exercised with respect to such shares or (B) in the case of a Free-Standing Stock Appreciation Right, the Initial Value.

                           (iv) Number of Shares Covered by a Tandem Stock Appreciation Right. In no case may the number of shares of Common Stock covered by a Tandem Stock Appreciation Right exceed the number of shares of Common Stock covered by the related Option.

                  (b) Effect of Exercise of Tandem Stock Appreciation Right on Related Option. The exercise of a Tandem Stock Appreciation Right shall automatically result in the cancellation of the related Option on a share-for-share basis, and the shares of Common Stock which were related to such Option shall not again be available for future grants or sales of Awards.

                  (c) Payment. Payment to a Participant upon the exercise of a Stock Appreciation Right shall be made as soon as practicable following such exercise and, in the discretion of the Committee, may be made in cash, in shares of Common Stock or a combination of cash and shares of Common Stock; provided, however, that payment shall not be made in Common Stock unless Common Stock has been registered under the Securities Act, or the Company has determined that an exemption under such Act is available and applicable to such exercise and payment in Common Stock.

                  (d) Delivery of Certificate. As soon as practicable following the exercise of a Stock Appreciation Right that is paid in whole or part in Common Stock, a certificate evidencing the appropriate number of shares of Common Stock issued in connection with such exercise shall be delivered to the Participant.

         9.        Terms of Restricted Shares.
                   --------------------------

                  (a) Terms of Restricted Shares Generally. Restricted Shares may be granted or offered for sale to any Participant, may be granted solely in consideration for services rendered or to be rendered to the Company, or its subsidiaries or affiliates, and may also be granted in substitution and exchange for "restricted property" (within the meaning of Section 83 of the Code) held by a Participant. If Restricted Shares are offered for sale hereunder, the purchase price shall be payable in cash, or, in the discretion of the Committee and to the extent provided in the applicable Agreement , in shares of Common Stock already owned by the participant, in other property or in any combination of cash, shares of Common Stock or such other property. The Restricted Shares granted or offered for sale under the Plan shall comply with the terms and conditions set forth in this Section 9.

                  (b) Purchase Price; Offering Period. Restricted Shares offered for sale shall be sold at a purchase price determined at the time of offering by the Committee in its discretion and as set forth in the applicable Agreement.

                  (c) Delivery of Certificate. At the time of grant or sale of Restricted Shares to a Participant, a certificate evidencing the appropriate number of shares of Common Stock granted or sold to the Participant as Restricted Shares shall be issued in the Participant's name but shall be held by the Company for the account of the Participant until such time as such Restricted Shares vest hereunder. Upon such vesting, the certificate evidencing such shares shall be delivered to the Participant.

                  (d) Vesting. Each Restricted Share shall vest as determined by the Committee and as set forth in the applicable agreement.

         10.      Terms of Phantom Shares.
                  -----------------------

                  (a) Terms of Phantom Shares Generally. Phantom Shares may be granted to any Participant. The Phantom Shares granted hereunder shall comply with the terms and conditions set forth in this Section 10.

                           (i) Measurement of Value of Phantom Shares.  A vested
                  Phantom Share shall entitle the Participant to receive from the Company, on such date as the Committee may determine in its discretion and as set forth in the applicable Agreement, an amount equal to the Fair Market Value of a share of Common Stock as of such payment date, less the Initial Value of such Phantom Share (or such other measurement of value as may have been established by the Committee in its discretion and set forth in the applicable Agreement).

                           (ii)  Vesting.  Each  Phantom  Share  shall  vest  as
                   determined   by  the  Committee  and  as  set  forth  in  the
                   applicable Agreement.

                  (b) Payment to a Participant with respect to a Phantom Share shall be made in the discretion of the Committee, in cash, in shares of Common Stock or a combination of cash and shares of Common Stock; provided, however, that payment shall not be made in Common Stock unless Common Stock has been registered under the Securities Act in connection therewith, or the Company has determined that an exemption under such Act is available and applicable to such exercise and payment in Common Stock.

                  (c) Delivery of Certificate. Upon payment of a Phantom Share that is paid in whole or part in Common Stock, a certificate evidencing the appropriate number of shares of Common Stock issued in connection with such exercise shall be delivered to the Participant.

         11. Effectiveness of the Plan. The Plan shall become effective on, and shall have no force and effect until, the Effective Date.

         12.      Certain Adjustments.
                  -------------------

                  (a) Effect of Reorganization. In the event that (i) the Company is merged or consolidated with another corporation, (ii) all or substantially all the assets of the Company are acquired by another corporation, person or entity, (iii) the Company is reorganized, dissolved or liquidated or (iv) the division or subsidiary for which a Participant performs services is sold, merged, consolidated, reorganized or liquidated (each such event in (i), (ii), (iii) or (iv) being hereinafter referred to as a "Reorganization Event") or (v) the Board shall propose that the company enter into a Reorganization Event, then the Committee shall make adjustments to provide each Participant with a benefit equivalent to that to which he would have been entitled had such event not occurred.

                  (b) Dilution and Other Adjustments. In the event of a stock dividend or split, the Committee shall make any or all of the following adjustments that in its discretion it deems necessary or advisable to provide each Participant with a benefit equivalent to that to which he would have been entitled had such event not occurred: (i) adjust the number of Awards granted or offered to each Participant and the number of Awards that may be granted or offered generally pursuant to the Plan, (ii) adjust the Option Price of any options and the Initial Value of any Phantom Shares and Free-Standing Stock Appreciation Rights, and
         (iii) make any other adjustments, or take such action, as the Committee, in its discretion, deems appropriate. Such adjustments shall be conclusive and binding for all purposes. In the event of a change in the Common Stock which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the plan.

         13. Amendment of the Plan. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to maintain the continued qualification of the Plan under Rule 16b-3 under the Exchange Act or the approval of which is otherwise required by law or by the rules of any stock exchange upon which shares of Common Stock are traded, shall not be effective unless and until such shareholder approval has been obtained in compliance with such rule or law. No termination or amendment of the Plan may, without the consent of the participant to whom an Award has been granted, adversely affect the rights of such participant under such Award.

         14. Termination. Unless previously terminated pursuant to Section 13, the Plan shall terminate on the fifth anniversary of the Effective Date, and no further Awards may be granted hereunder after such date. Awards then outstanding may continue to be exercised, vest or be paid in accordance with their terms.

         15. Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to the sale or exercise of Awards under the Plan shall be added to the Company's general funds and used for general corporate purposes.

         16.      Miscellaneous.
                  -------------

                  (a) No Rights to Grants or Continued Service. Except as expressly provided for in the Plan, no Participant shall have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company.

                  (b) No Restriction on Right of Company to Effect Corporate Changes. Nothing in the Plan shall affect the right or power of the Company or its shareholders to make or authorize any or all adjustment, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the company, or any issue of stock or of options, warrants or rights purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  (c) Governing Law. The Plan and all agreement entered into under the Plan shall be construed in accordance with and governed by the law of the State of New York.

                  (d) Withholding. As a condition to the making of any Award, the vesting of any Award or the lapse of the restrictions pertaining thereto, the Company may, in the discretion of the Committee, require the Participant to pay such sum to the Company as may be necessary to discharge the Company's obligations with respect to any taxes, assessments or other governmental charges imposed on property or income received by a Participant pursuant to the Plan. In the discretion of the Committee, such payment may be in the form of cash or other property. In the discretion of the Committee, the Company may make available for deliver a lesser number of shares, in satisfaction of such taxes, assessments or other governmental charges. At the discretion of the Committee, the Company may deduct or withhold from any payment or distribution to a Participant whether or not pursuant to the Plan. In the discretion of the Committee, the Company may offer loans to Participants to satisfy withholding requirements on such terms as the Committee may determine, which loans may be non-interest bearing.

                  (e) Shareholder  Rights. A Participant shall have no rights as a shareholder with respect to any shares issued or issuable with respect to an Award until a certificate or certificates evidencing such shares shall have been issued to or for the benefit of such Participant, and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Participant shall become the holder of record thereof; provided, however, that a Participant shall have all rights of a shareholder as to any Restricted Shares sold or granted to him, including the right to receive dividends and the right to vote for directors and upon other matters in accordance with the Company's Certificate of Incorporation; and provided, further, that the Participant shall not have the right to transfer, sell, hypothecate, pledge or otherwise alienate any unvested Restricted Share.

As amended and restated April 26, 2000.